                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.
[ ]  Confidential for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                          BigStar Entertainment, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                          BIGSTAR ENTERTAINMENT, INC.
                          19 FULTON STREET, 5TH FLOOR
                         NEW YORK, NEW YORK 10038-2100

                                                                    May 15, 2000

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders, which will be held at BigStar's offices at 19 Fulton Street, 5th Floor, New York, New York at 10:00 a.m. on Wednesday, June 21, 2000.

     The official Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card are included with this letter. The matters listed in the Notice of Annual Meeting of Stockholders are described in detail in the Proxy Statement.

     The vote of every stockholder is important. Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the meeting. Accordingly, please complete, sign, date and return the enclosed Proxy Card promptly.

     I hope that you will attend the meeting and I look forward to seeing you there.

                                          Sincerely,

                                          /s/ David Friedensohn

           ---------------------------------------------------------------------
                                          DAVID FRIEDENSOHN
                                          Chief Executive Officer

                          BIGSTAR ENTERTAINMENT, INC.
                          19 FULTON STREET, 5TH FLOOR
                         NEW YORK, NEW YORK 10038-2100

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 21, 2000

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of BigStar Entertainment, Inc. ("BigStar"), a Delaware corporation, will be held on Wednesday, June 21, 2000, at 10:00 a.m. (local time), at the company's offices, 19 Fulton Street, 5th Floor, New York, New York, for the following purposes:

        1. To elect two Class I directors to the Board of Directors of BigStar;

        2. To ratify the appointment of Arthur Andersen LLP as the independent public accountants of BigStar for the fiscal year ending December 31, 2000;

        3. To approve an increase in the authorized number of shares of common stock reserved for issuance upon the exercise of stock options or the grant of securities under BigStar's Amended 1999 Stock Option and Incentive Plan by 1,000,000 shares to 2,455,000 shares; and

        4. To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

     Only stockholders of record at the close of business on April 26, 2000 are entitled to notice of, and to vote at, this Annual Meeting and any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please promptly complete, sign, date and return the enclosed proxy card in the enclosed envelope to make sure that your shares are represented at the Annual Meeting. This will ensure that your shares are voted in accordance with your wishes. Your cooperation is appreciated since a majority of the outstanding shares entitled to vote must be represented, either in person or by proxy, to constitute a quorum for the purposes of conducting business at the Annual Meeting. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

                                          By Order of the Board of Directors,

                                          By: /s/ DAVID LEVITSKY
                                            ------------------------------------
                                            David Levitsky
                                            Executive Vice
                                              President -- Strategic
                                            Planning and Secretary

New York, New York
May 15, 2000

                             YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                          BIGSTAR ENTERTAINMENT, INC.
                          19 FULTON STREET, 5TH FLOOR
                         NEW YORK, NEW YORK 10038-2100
                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 21, 2000
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     This proxy statement and the enclosed proxy card ("proxy") are furnished to stockholders of BigStar Entertainment, Inc. ("BigStar"), a Delaware corporation, in connection with the solicitation of proxies by the Board of Directors of BigStar ("Board") for use in voting at the Annual Meeting of Stockholders ("Annual Meeting"), which will be held at 10:00 a.m. at 19 Fulton Street, 5th Floor, New York, New York, 10038-2100 on Wednesday, June 21, 2000, and at any adjournment or postponement thereof.

     This proxy statement, and the accompanying form of proxy, are first being mailed to stockholders on or about May 15, 2000.

PURPOSE OF THE ANNUAL MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this proxy statement.

     We encourage you to vote and to vote promptly. Voting promptly may save BigStar the expense of a second mailing.

RECORD DATE AND OUTSTANDING SHARES

     The Board has fixed the close of business on April 26, 2000 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record of BigStar's common stock, $0.001 par value, at the close of business on that date will be entitled to vote at the Annual Meeting. As of April 26, 2000, BigStar had outstanding and entitled to vote 10,156,302 shares of common stock, comprising all of BigStar's issued and outstanding voting stock.

REVOCABILITY AND VOTING OF PROXIES

     Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote by (i) submitting a later-dated proxy, (ii) giving timely written notice to David Levitsky, Executive Vice President -- Strategic Planning and Secretary of BigStar, stating that the proxy is revoked or (iii) attending the Annual Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

     Shares represented by each properly executed and returned proxy will be voted (unless earlier revoked) in accordance with the instructions indicated. If no instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted "FOR" election of each of BigStar's nominees as a director, "FOR" the ratification of the appointment of Arthur Andersen LLP as BigStar's independent public accountants for the fiscal year ending December 31, 2000, "FOR" the increase in the authorized number of shares of common stock reserved for issuance under BigStar's Amended 1999 Stock Option and Incentive Plan by 1,000,000 shares to 2,455,000 shares, and, by the proxies in their discretion on any other matters to come before the Annual Meeting, or any postponement or adjournment thereof.

VOTING AT THE ANNUAL MEETING

     Each share of common stock outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of the stockholders, including the election of directors. Cumulative voting by stockholders is not permitted.

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

     A plurality of the votes cast is required for the election of directors. Abstentions and broker "non-votes" are not counted for purpose of the election of directors.

SOLICITATION

     BigStar will bear the costs of solicitation of proxies. Following the mailing of proxy solicitation material, proxies may also be solicited by directors, officers and regular employees of BigStar (without special compensation) in person, by telephone or by electronic means. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. BigStar will pay the expenses for the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. BigStar has retained The Altman Group to assist in the solicitation of proxies, at an estimated cost of $2,500 plus other reasonable expenses.

                                PROPOSAL NO. 1:

                             ELECTION OF DIRECTORS

     The Amended and Restated By-Laws of BigStar provide that the Board of Directors consists of seven members, and is divided into three classes, denominated Class I, Class II and Class III, the terms of which expire successively over a three-year period. At the Annual Meeting, two individuals will be elected as Class I directors for a three-year term until their successors are elected and qualified.

     The Board of Directors currently has two members, Stuart Goldfarb and I. Martin Pompadur, who are Class I Directors and whose terms expire at the Annual Meeting. Each is a nominee for election. David Levitsky, Marleen McDaniel and Will Lansing are Class II Directors whose terms expire at the 2001 annual meeting of stockholders. David Friedensohn and D. Jonathan Merriman are Class III Directors whose terms expire at the 2002 annual meeting of stockholders.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below, both of whom are presently directors of BigStar. If either nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. It is not expected that either nominee will be unable or will decline to serve as a director. If stockholders properly nominate persons other than BigStar's nominees for election as directors, the proxy holders will vote all proxies received by them to assure the election of as many of BigStar's nominees as possible, with the proxy holder making any required selection of specific nominees to be voted for. The term of office of each person elected as a director will continue until the 2003 annual meeting of stockholders or until his earlier death, resignation or removal. There is no family relationship between any director and any other director or executive officer of BigStar.

RECOMMENDATION

     The Board of Directors recommends that the stockholders vote FOR the election of Messrs. Goldfarb and Pompadur as directors.

DIRECTOR INFORMATION

     The following provides information about each nominee and continuing director, including data on their business backgrounds and the names of public companies and other selected entities for which they also serve as directors. The information concerning the directors and their security holdings has been furnished to us by each director.

NOMINEES TO SERVE UNTIL THE 2003 ANNUAL MEETING (CLASS I)

I. MARTIN POMPADUR, age 64

     Mr. Pompadur has served as a director of BigStar since June 1999. He has been Chairman of News Corporation Europe since January 2000, and an Executive Vice President of News Corporation and a member of News Corporation's Executive Management Committee since June 1998. Since 1988, Mr. Pompadur has also been the President and Chief Executive Officer of RP Companies and is currently the Chairman, Chief Executive Officer and Chief Operating Officer of a number of private and public limited partnerships, which operate television stations, radio stations and cable television systems. From 1977 to 1982, Mr. Pompadur was President of Ziff Corporation. From 1960 to 1977, Mr. Pompadur held various positions with American Broadcasting Companies, including General Manager of the Television Network, Vice President of the Broadcast Division and President of the Leisure Activities Group. Mr. Pompadur was also elected to ABC's board of directors. Mr. Pompadur received a Bachelor of Arts from Williams College in 1955 and a law degree from the University of Michigan in 1958.

STUART GOLDFARB, age 49

     Mr. Goldfarb has served as a director of BigStar since February 2000. He became the Co-Chairman of ValueVision International in August 1999. Prior to joining ValueVision, he was Executive Vice President and Managing Director, Worldwide Business Development, of NBC. Mr. Goldfarb joined NBC in 1995 from Communications Equity Associates (CEA), where he had been Managing Director, Asia Pacific Region. Before joining CEA, from 1988-1992, Mr. Goldfarb was president of Heartland Ventures Inc., a media consulting and investment firm which provided consulting services to clients in the United States and Europe, and which invested in cable television systems and newspapers. Mr. Goldfarb received a Bachelor of Arts from Adelphi University in 1976 and a law degree from Hofstra University in 1980. Mr. Goldfarb serves on the board of directors of ValueVision International, Petopia.com and the T.H. Lee Putnam Internet Fund.

DIRECTORS TO CONTINUE IN OFFICE UNTIL THE 2001 ANNUAL MEETING (CLASS II)

DAVID LEVITSKY, age 38

     Mr. Levitsky has served as the Executive Vice President -- Strategic Planning and Secretary and as a director of BigStar since its formation in March 1998. From June 1997 to January 1998, Mr. Levitsky served as the Director of Marketing of New Century Network, a joint venture of Cox Newspapers, Knight Ridder, The New York Times Company and other large media companies. Prior to joining New Century Network, Mr. Levitsky served as a Director of Marketing for Columbia House Online. From 1990 through 1996, Mr. Levitsky served as a Director of Marketing for the Columbia House Video Club. Mr. Levitsky received a Bachelor of Arts from Columbia University in 1983 and a Masters in Business Administration in Information Systems and Finance from the New York University Stern School of Business in 1996.

MARLEEN MCDANIEL, age 49

     Ms. McDaniel has served as a director of BigStar since June 1999. Ms. McDaniel has served as President, Chief Executive Officer and Chairman of Women.com Networks since June 1994. From 1992 to 1994, Ms. McDaniel served as Senior Vice President and General Manager of Interop Company, a division of Ziff-Davis Publishing. In 1990, she served as Vice President of Marketing for Crescendo Communications, a high speed internetworking company that later merged with Cisco Systems. From 1983 to 1990, Ms. McDaniel served as Director of Sales and Marketing at Sun Microsystems. Ms. McDaniel holds a Bachelor of Arts in Psychology from the University of California, Berkeley. Ms. McDaniel also serves on the board of directors of eve.com, an online source for beauty products, and is a trustee for the Institute for Women and Technology.

WILLIAM LANSING, age 39

     Mr. Lansing has served as a director of BigStar since April 1999. Mr. Lansing has served as the Chief Executive Officer of NBC Internet, Inc. since April 2000. From May 1998 to April 2000, he served as Chairman and CEO of Fingerhut Companies, Inc., a direct marketing company and wholly-owned subsidiary of Federated Department Stores. Prior to Fingerhut, Mr. Lansing served as Vice President of Business Development for General Electric from October 1996 to May 1998. Prior to joining General Electric, Mr. Lansing served as Chief Operating Officer for Prodigy from January 1996 to October 1996, an on-line joint venture of IBM and Sears. Mr. Lansing was also a Partner at McKinsey & Company from October 1986 to January 1996, where he led the Internet practice. Mr. Lansing received a Bachelor of Arts from Wesleyan University in 1980 and a law degree from the Georgetown University Law Center in 1985. Mr. Lansing also serves on the board of directors of numerous Internet-related companies, including Net Perceptions, Digital River, Select Comfort, Freeshop.com, Perfect.com and RightNow Technologies.

DIRECTORS TO CONTINUE IN OFFICE UNTIL THE 2002 ANNUAL MEETING (CLASS III)

D. JONATHAN MERRIMAN, age 39

     Mr. Merriman has served as a director of BigStar since its formation in March 1998. Mr. Merriman is the Managing Director of the Capital Markets Group of First Security Van Kasper, an investment banking and brokerage firm. Mr. Merriman joined First Security Van Kasper in June 1998 and oversees the Research, Institutional Sales and Trading, Syndicate and Derivatives Trading Departments. Prior to joining First Security Van Kasper, Mr. Merriman served as a Managing Director at The Seidler Companies. From 1994 to 1996, Mr. Merriman was the Managing Director of the Equity Department at Dabney/Resnick/Imperial. Mr. Merriman attended the New York University Stern School of Business and received a Bachelor of Arts from Dartmouth College in 1982. Mr. Merriman serves on the board of directors of First Security Van Kasper, as well as Fiberstars, Leading Brands, SSE Telecom, NetAmerica.com and RateXchange Corporation.

DAVID FRIEDENSOHN, age 38

     Mr. Friedensohn has served as Chairman and Chief Executive Officer of BigStar since its formation in March 1998. Prior to joining BigStar, Mr. Friedensohn was the Chief Executive Officer of SonicNet, which was sold in December 1997 as part of Paradigm Music Entertainment to TCI Music, an affiliate of Tele-Communications, Inc. Mr. Friedensohn previously held the positions of Vice President, Business Development and General Manager of the Wildflower Partners Fund at Prodigy from October 1995 until January 1997 and was Chairman of the Board and President of SonicNet from January 1996 to January 1997. Prior to working at Prodigy, Mr. Friedensohn was President of GB Investment Corp., a consulting company to the entertainment industry. Mr. Friedensohn received a Bachelor of Arts from Dartmouth College in 1983 and a Masters in Business Administration from Columbia University Graduate School of Business in 1987.

BOARD MEETINGS AND COMMITTEES

     During 1999, the Board of Directors held two meetings and acted ten times by unanimous written consent. The Board of Directors has established an Audit Committee and a Compensation Committee. Members of the individual committees are named below:

AUDIT COMMITTEE                            COMPENSATION COMMITTEE
---------------                            ----------------------
Stuart Goldfarb, Chairman              D. Jonathan Merriman, Chairman
D. Jonathan Merriman                   Marleen McDaniel

     The Audit Committee, which consists entirely of independent directors, oversees BigStar's financial reporting process and internal controls. The Audit Committee consults with management and BigStar's independent auditors on matters related to the annual audit, internal controls, published financial statements and the accounting principles and auditing procedures being applied. The Audit Committee met one time during 1999.

     The Compensation Committee, which consists entirely of independent directors, administers BigStar's stock option and incentive plans and consults generally with management on matters concerning executive compensation. The Compensation Committee acted three times by unanimous written consent during 1999.

     During 1999, each director attended 100% of meetings of the Board of Directors and of the committees of the Board on which the director served during the period for which he was director or committee member, respectively.

DIRECTOR COMPENSATION

     Directors do not currently receive any cash compensation from BigStar for their service as members of the Board of Directors, although they are reimbursed for certain expenses in connection with their attendance at Board and committee meetings. BigStar does not provide additional compensation for committee participation or special assignments of the Board of Directors. From time to time, certain directors of BigStar have received warrants to purchase shares of BigStar's common stock and grants of options to purchase shares of BigStar's common stock pursuant to the Amended 1999 Employee Stock Option and Incentive Plan.

     BigStar has adopted a policy whereby directors (excluding those who are current or former employees) each receive a one-time option grant to purchase 35,000 shares of common stock. In addition, directors may also receive additional option grants from time to time. The options vest monthly over one year and expire five years from date of grant. The exercise price of the options is the closing sale price of BigStar's common stock on the date of grant as quoted on the Nasdaq Stock Market. Accordingly, each non-employee director received options to purchase 35,000 shares of common stock on April 12, 2000 at $2.75 per share.

EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the executive officers of BigStar:

NAME                                   AGE                           POSITION
----                                   ---                           --------
David Friedensohn....................  38     Chairman of the Board and Chief Executive Officer
David Levitsky.......................  38     Executive Vice President -- Strategic Planning and
                                              Secretary
Robert S. Yingling...................  38     Chief Financial Officer
Donna M. Williams....................  37     Senior Vice President -- Marketing and Business
                                              Development
Anthony Witek........................  47     Vice President -- Technology and Operations
Brooke Bessert.......................  32     Vice President -- Site Development

     In addition to the Chief Executive Officer and Executive Vice
President -- Strategic Planning and Secretary, the following individuals serve as executive officers of BigStar as of April 26, 2000:

     ROBERT S. YINGLING has served as the Chief Financial Officer of BigStar since April 1999. Prior to joining BigStar, Mr. Yingling was a consultant to several Internet companies, including EarthWeb and DynamicWeb Enterprises, as well as BigStar. From January 1997 to August 1998, Mr. Yingling was the Chief Financial Officer of GDC International. Previously, Mr. Yingling was Director of Finance at Standard Microsystems Corporation and a Manager at Arthur Andersen LLP. Mr. Yingling received a Bachelor of Science in Accounting from Lehigh University in 1983 and a Masters in Business Administration from Columbia University Graduate School of Business in 1996. Mr. Yingling is a certified public accountant.

     DONNA M. WILLIAMS has been with BigStar since April 1998. She was promoted from Vice President -- Marketing to Senior Vice President -- Marketing and Business Development of BigStar in September 1999. From April 1997 to April 1998, Ms. Williams was a marketing and strategy consultant to publishing and start-up companies. From April 1994 to April 1997, Ms. Williams was employed by The Times Mirror Company where she held various positions, including Vice President of Business Development for Mosby, a subsidiary focused on medical publishing. Ms. Williams also spent five years with the Bankers Trust Company in the Merchant Banking division. Ms. Williams received her Bachelor of Arts in Economics from Mount Holyoke College in 1984 and a Masters in Business Administration from Columbia University Graduate School of Business in 1993.

     ANTHONY WITEK has served as Vice President -- Technology and Operations of BigStar since May 1999. From December 1996 to April 1999, Mr. Witek was a Managing Director of Thomson Newspapers in software development and production. Prior to joining Thomson Newspapers, Mr. Witek was the Director of Application Development for new business ventures for Prodigy Services. Mr. Witek received a Bachelor of Business Administration from Hofstra University in 1974.

     BROOKE BESSERT has served as Vice President -- Site Development of BigStar since its formation in March 1998. From 1992 to 1998, Ms. Bessert acted as a computer and web site consultant to various companies, including barnesandnoble.com, Columbia House, Time Inc., The McGraw Hill Companies and Radio Free Europe/Radio Liberty. She received a Bachelor of Science in Economics with a concentration in Marketing from The Wharton School, University of Pennsylvania in 1990.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation earned for services rendered to BigStar in all capacities for the years ended December 31, 1998 and 1999 by BigStar's Chief Executive Officer and our five other most highly compensated executive officers who earned more than $100,000 during those fiscal years (collectively, the "Named Executive Officers"). Annual compensation listed in the following table excludes other compensation in the form of perquisites and other personal benefits that constitute the lesser of $50,000 or 10% of the total annual salary and bonus of each of the Named Executive Officers.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
                                                                                   ------------
                                                                  ANNUAL            SECURITIES
                                                               COMPENSATION         UNDERLYING
                                                           --------------------    OPTIONS/SARS
           NAME AND PRINCIPAL POSITION             YEAR     SALARY      BONUS         (#)(1)
           ---------------------------             ----    --------    --------    ------------
David Friedensohn
  Chairman of the Board and Chief Executive
  Officer........................................  1999    $160,000    $ 90,000      194,000
                                                   1998    $120,000          --           --
David Levitsky
  Executive Vice President -- Strategic Planning
  and Secretary..................................  1999    $120,000    $ 25,000       48,500
                                                   1998    $ 90,000          --           --
Robert S. Yingling
  Chief Financial Officer........................  1999    $ 90,000    $ 70,000      105,730
                                                   1998          --          --           --
Donna M. Williams
  Senior Vice President -- Marketing and Business
  Development....................................  1999    $130,000    $ 50,000       78,500
                                                   1998          --          --       97,000
Anthony Witek
  Vice President -- Technology and Operations....  1999    $ 93,333    $100,000       77,600
                                                   1998          --          --           --
Brooke Bessert
  Vice President -- Site Development.............  1999    $120,000    $ 50,000       48,500
                                                   1998          --          --      116,400

---------------
(1) Options were granted under BigStar's Amended 1999 Stock Option and Incentive Plan and generally vest 25% one year subsequent to date of grant with the remaining 75% vesting monthly during the following thirty-six months.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information with respect to stock options granted to each of the Named Executive Officers during the year ended December 31, 1999. BigStar has never granted any stock appreciation rights. Except for certain options granted to Mr. Friedensohn and Mr. Levitsky at above fair market value in accordance with the Amended 1999 Stock Option and Incentive Plan, and certain options granted to Mr. Witek at below fair market value, the exercise price per share of each option was equal to the fair market value of the common stock on the date of grant as determined by the Board of Directors.

     The potential realizable value is calculated based on the term of the option at its time of grant. It is calculated assuming that the fair market value of common stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These numbers are calculated based on the requirements of the Securities and Exchange Commission and do not reflect BigStar's estimate of future stock price growth.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                        % OF TOTAL
                          NUMBER OF      OPTIONS                               Potential Realizable Value at Assumed
                          SECURITIES    GRANTED TO    EXERCISE                      Annual Rates of Stock Price
                          UNDERLYING   EMPLOYEES IN   OR BASE                      Appreciation for Option Term
                           OPTIONS        FISCAL       PRICE     EXPIRATION   ---------------------------------------
NAME                       GRANTED       YEAR(1)       ($/SH)       DATE          0%            5%            10%
----                      ----------   ------------   --------   ----------   -----------   -----------   -----------
David Friedensohn.......   194,000         17.9%       $4.12     03/14/2004    $(73,720)     $126,203      $368,057

David Levitsky..........    48,500          4.5%       $4.12     01/01/2004    $(18,430)     $ 31,551      $ 92,014

Robert S. Yingling......     8,730           .8%       $3.74     01/31/2009    $      0      $ 20,391      $ 51,810
                            97,000          8.9%       $3.74     04/01/2009    $      0      $226,570      $575,662

Donna M. Williams.......    48,500          4.5%       $3.74     01/01/2009    $      0      $113,285      $287,831
                            30,000          2.8%       $5.63     10/20/2009    $      0      $105,976      $268,794

Anthony Witek...........    77,600          7.2%       $4.12     05/09/2009    $160,633      $462,718      $926,177

Brooke Bessert..........    48,500          4.5%       $3.74     01/01/2009    $      0      $113,285      $287,831

---------------

(1) Based on options to purchase an aggregate of 1,084,077 shares of common stock granted under the Amended 1999 Employee Stock Option and Incentive Plan by BigStar in the year ended December 31, 1999 to employees and directors of BigStar.

FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to the Named Executive Officers concerning exercisable and unexercisable options held as of December 31, 1999. No options were exercised during fiscal 1999 by any of the Named Executive Officers. No stock appreciation rights were exercised during 1999 and no stock appreciation rights were outstanding as of December 31, 1999. The value of unexercised in-the-money options at December 31, 1999 is calculated by multiplying the number of shares underlying the options by the difference between the $7.75 closing sale price of the common stock as reported by the Nasdaq Stock Market on December 31, 1999, and the exercise price of the options.

                                                    NUMBER OF SECURITIES
                                                         UNDERLYING                 VALUE OF UNEXERCISED
                                                    UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                                                    AT DECEMBER 31, 1999            AT DECEMBER 31, 1999
                                                ----------------------------    ----------------------------
NAME                                            EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                                            -----------    -------------    -----------    -------------
David Friedensohn.............................     36,375         157,625        $132,405        $573,755
David Levitsky................................          0          48,500        $      0        $176,540
Robert S. Yingling............................     32,980          72,750        $132,250        $291,728
Donna M. Williams.............................     97,000          78,500        $633,410        $258,085
Anthony Witek.................................     19,400          58,200        $ 70,422        $211,266
Brooke Bessert................................    116,400          48,500        $760,092        $194,485

EMPLOYMENT AGREEMENTS

     In March 1999, we entered into an employment agreement with David Friedensohn. The agreement provides for Mr. Friedensohn to be employed as Chief Executive Officer of BigStar for an unspecified period of time. As a result, either BigStar or Mr. Friedensohn may terminate the employment relationship at any time. Pursuant to the agreement, BigStar shall nominate Mr. Friedensohn to serve on the Board of Directors. The agreement obligates BigStar to pay Mr. Friedensohn an annual salary of $200,000 in 2000 and $250,000 in 2001. BigStar will also pay Mr. Friedensohn a guaranteed bonus of $40,000 in 2000 and $150,000 in 2001. In addition, Mr. Friedensohn was granted options to purchase 194,000 shares of common stock at an exercise price of $4.12 per share pursuant to our Amended 1999 Stock Option and Incentive Plan. The shares vest in equal installments over 48 months and are exercisable until the earlier of five years or 90 days after Mr. Friedensohn's termination of employment. If terminated without cause, Mr. Friedensohn will be entitled to severance pay equal to two years of his then current base salary.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This report on the compensation policies, components and decisions of BigStar for 1999 with respect to its executive officers is presented by the Compensation Committee of the Board of Directors, which is currently composed of two members: D. Jonathan Merriman and Marleen McDaniel. During 1999, the Compensation Committee was composed of three members: D. Jonathan Merriman, Steven A. Ledger and David Friedensohn. All current members of the Compensation Committee are outside Directors as defined by Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"). The Compensation Committee administers BigStar's stock option and incentive plans and consults generally with management on matters concerning executive compensation.

EXECUTIVE COMPENSATION PHILOSOPHY

     BigStar's compensation philosophy for executive officers is to relate compensation to the attainment of corporate and individual goals and increases in stockholder value. The executive compensation policies of the Compensation Committee are designed to provide a total compensation package that is competitive and enables BigStar to attract, motivate, reward and retain key executives and employees who contribute to BigStar's long-term success. Executive Compensation policies seek to reward the achievement of BigStar's short-term and long-term strategic goals, by linking executive officer compensation and stockholder interests through grants of awards under the stock option plans and by recognizing individual contributions to BigStar's performance. The compensation of BigStar's Named Executive Officers in 1999 consisted of base salaries, bonuses and stock options.

1999 EXECUTIVE COMPENSATION

     At present, the compensation of BigStar's executive officers consists of a combination of salary, incentive bonuses, stock options and the participation in various other plans, such as BigStar's 401(k) plan and medical and dental plans.

     Base Salary. Salaries for executive officers for 1999 were determined by the Chief Executive Officer on an individual basis. All of BigStar's Named Executives Officers were hired prior to the formation of the Compensation Committee.

     Annual Incentive Awards. BigStar's executive officers are eligible for cash bonus awards. Awards under this program are based on individual performance objectives and on the attainment of specific company performance measures established each year.

     Long-Term Incentive Awards. The Compensation Committee believes that equity-based compensation in the form of stock options links the interests of executives with the long-term interests of BigStar's stockholders and encourages executives to remain in BigStar's employ. BigStar grants stock options in accordance with the Amended 1999 Stock option and Incentive Plan. Grants are awarded based on a number of factors, including the individual's level of responsibility, the amount and term of options already held by the individual, the individual's contributions to the achievement of BigStar's financial and strategic objectives, and industry practices and norms.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. David Friedensohn's base salary and bonus for 1999 was $250,000 in accordance with his employment agreement. In 2000, Mr. Friedensohn will receive a base salary of $200,000 and a bonus of $40,000 in accordance with his employment agreement.

INTERNAL REVENUE CODE SECTION 162(M) LIMITATION

     Section 162(m) of the Code limits the tax deduction to $1.0 million for compensation paid to certain executives of public companies. Having considered the requirements of Section 162(m), the Compensation

Committee believes that grants made pursuant to the Amended 1999 Stock Option and Incentive Plan meet the requirements that such grants be "performance based" and are, therefore, exempt from the limitations on deductibility. Historically, the combined salary and bonus of each executive officer has been below the $1.0 million limit. The Compensation Committee's present intention is to comply with
Section 162(m) unless the Compensation Committee feels that required changes would not be in the best interest of BigStar or its stockholders.

                                          THE COMPENSATION COMMITTEE
                                          D. Jonathan Merriman, Chairman
                                          Marleen McDaniel

                         SECURITY OWNERSHIP OF CERTAIN
                  BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the common stock as of April 26, 2000 of (i) each person known by BigStar to beneficially own more than 5% of the common stock, (ii) each director or director nominee of BigStar, (iii) each executive officer of BigStar for whom information is given in the Summary Compensation Table in this proxy statement, and (iv) all directors and executive officers of BigStar as a group.

                                                                NUMBER OF SHARES
NAME OF BENEFICIAL OWNER(1)                                    BENEFICIALLY HELD      PERCENT OF CLASS
---------------------------                                   --------------------    ----------------
ValueVision International, Inc..............................       1,428,571                14.1%
  Minneapolis Minnesota
  6740 Shady Oak Road

Storie Partners, L.P.(2)....................................         969,158                 9.4%
  100 Pine Street
  San Francisco, CA 94104

Mark E. Riely(3)............................................         750,300                 7.4%
  260 West Broadway, Suite 2-D,
  New York, New York 10013

David Friedensohn(4)........................................       1,140,225                11.2%

David Levitsky(5)...........................................         852,777                 8.4%

Stuart Goldfarb(6)..........................................       1,428,571                14.1%

D. Jonathan Merriman(7).....................................         299,751                 3.0%

William Lansing(8)..........................................          24,250                   *

Marleen McDaniel(9).........................................          12,125                   *

I. Martin Pompadur(10)......................................          12,125                   *

Robert S. Yingling(11)......................................          63,948                   *

Brooke Bessert(12)..........................................         133,918                 1.3%

Donna M. Williams(13).......................................         119,954                 1.2%

Anthony Witek(14)...........................................          38,958                   *
All directors and executive officers as a group (11
  persons)..................................................       4,126,602                39.0%

---------------
  *  Less than one percent of the outstanding common stock.

 (1) Unless otherwise indicated, the address for each listed director or officer is c/o BigStar Entertainment, Inc., 19 Fulton Street, 5th Floor, New York, New York 10038-2100. As used in this table, "beneficial ownership" means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. For purposes of this table, a person is deemed to be the beneficial owner of securities that can be acquired within 60 days from April 26, 2000 through the exercise of any option or warrant. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days are deemed outstanding for computing the ownership percentage of the person holding such options or warrants, but are not deemed outstanding for computing the ownership percentage of any other person. The amounts and percentages are based upon 10,156,302 shares of common stock outstanding as of April 26, 2000.

 (2) Includes 116,400 shares of common stock beneficially owned by Storie Partners issuable upon the exercise of a warrant to purchase common stock.

 (3) Mr. Riely owns 36,200 shares of common stock. In addition, Mr. Riely is a 75% stockholder of Media Group Management, Inc., which is the sole general partner of Media Group Investors, L.P., which owns 468,436 shares of common stock and for which Mr. Riely may be deemed to be the beneficial owner. In addition, Mr. Riely is a 50% stockholder of Vercingetorix Corp., which is the investment advisor to Media Group Investments, Ltd., which owns 117,309 shares of common stock, Goldman Sachs Strategic Technology Portfolio, L.P., which owns
     59,792 shares of common stock, and Key Media & Communications, Inc., which owns 68,563 shares of common stock. Mr. Riely may also be deemed to be the beneficial owner of these shares of common stock.

 (4) Includes 43,142 shares of common stock owned by The Friedensohn 1999 Annuity Trust. Mr. Friedensohn beneficially owns the shares of common stock held by the trust. Also includes 60,624 shares beneficially owned by Mr. Friedensohn issuable upon the exercise of options to purchase common stock.

 (5) Includes 32,478 shares of common stock owned by The Levitsky 1999 Annuity Trust. Mr. Levitsky beneficially owns the shares of common stock held by the trust. Also includes 17,177 shares beneficially owned by Mr. Levitsky issuable upon the exercise of options to purchase common stock.

 (6) Mr. Goldfarb is Co-Chairman of ValueVision International, Inc. In such capacity, Mr. Goldfarb may be deemed to beneficially own the shares of ValueVision.

 (7) Mr. Merriman is a Managing Director of First Security Van Kasper. In such capacity, Mr. Merriman may be deemed to beneficially own the warrants of First Security Van Kasper entitling it to purchase 78,412 shares of common stock. Also includes 116,148 shares beneficially owned by Mr. Merriman issuable upon the exercise of warrants to purchase common stock.

 (8) Consists of 24,250 shares of common stock beneficially owned by Mr. Lansing issuable upon the exercise of a warrant to purchase common stock.

 (9) Consists of 12,125 shares of common stock beneficially owned by Ms. McDaniel issuable upon the exercise of options to purchase common stock.

(10) Consists of 12,125 shares of common stock beneficially owned by Mr. Pompadur issuable upon the exercise of options to purchase common stock.

(11) Includes 59,924 shares of common stock beneficially owned by Mr. Yingling issuable upon the exercise of options to purchase common stock.

(12) Includes 133,577 shares of common stock beneficially owned by Ms. Bessert issuable upon the exercise of options to purchase common stock.

(13) Includes 114,177 shares of common stock beneficially owned by Ms. Williams issuable upon the exercise of options to purchase common stock.

(14) Includes 38,800 shares of common stock beneficially owned by Mr. Witek issuable upon the exercise of options to purchase common stock.

                              CERTAIN TRANSACTIONS

     In March 1998, we issued and sold 123,190 shares of common stock at a purchase price of $1.22 per share to Morton H. Meyerson, then a principal stockholder of BigStar. We also issued a warrant to Mr. Meyerson to purchase 123,190 shares of common stock at a price per share of $1.22, which was exercised by Mr. Meyerson in December 1998. In May 1998, we issued and sold to Mr. Meyerson 73,720 shares of common stock at a purchase price of $1.22 per share.

     In April 1998, we issued a warrant to D. Jonathan Merriman, a director of BigStar, to purchase 48,500 shares of common stock at a price per share of $1.22, exercisable at any time prior to January 31, 2000.

     Effective February 1, 1999, we entered into a lease for office space. David Friedensohn, our Chief Executive Officer, is a partial guarantor of this lease.

     In February and April 1999, we paid an aggregate of $310,360 to First Security Van Kasper, of which Mr. Merriman is a Managing Director, as compensation in connection with private equity financings.

     In March 1999, pursuant to his employment agreement, we granted David Friedensohn options to purchase 194,000 shares of common stock at an exercise price of $4.12 per share. The shares vest in equal installments over 48 months and are exercisable at any time until the earlier of five years or 90 days after Mr. Friedensohn's termination of employment.

     In April 1999, we issued and sold 802,758 shares of common stock at a purchase price of $3.73 per share to Storie Partners and issued a warrant to Storie Partners to purchase 116,400 shares of common stock at an exercise price of $5.15 per share, exercisable any time prior to April 1, 2003.

     In April 1999, we issued a warrant to William Lansing, a director of BigStar, to purchase 24,250 shares of common stock at an exercise price of $4.12 per share, exercisable at any time prior to April 20, 2003.

     In June 1999, we granted to each of Marleen McDaniel and I. Martin Pompadur, directors of BigStar, options to purchase 12,125 shares of common stock at an exercise price equal to $10.00 per share.

     In August 1999, we issued to First Security Van Kasper and D. Jonathan Merriman warrants to purchase 160,000 and 80,000 shares of common stock, respectively, at an exercise price equal to $10.00 per share, exercisable at any time prior to August 2, 2004.

     On April 12, 2000, Stuart Goldfarb, Marleen McDaniel, I. Martin Pompadur and D. Jonathan Merriman were each granted stock options under the Amended 1999 Employee Stock Option and Incentive Plan to purchase 35,000 shares of common stock at an exercise price equal to $2.75 per share, exercisable at any time prior to April 12, 2005. The options vest monthly over one year.

     BigStar has entered into indemnification agreements with its officers and directors containing provisions which may require BigStar, among other things, to indemnify its officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors, other than liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

                       PERFORMANCE MEASUREMENT COMPARISON

     BigStar completed its initial public offering on August 2, 1999, at which time BigStar's common stock first became publicly traded.

                 COMPARISON OF 5 MONTH CUMULATIVE TOTAL RETURN*
                       AMONG BIGSTAR ENTERTAINMENT, INC.,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                     AND THE CHASE H & Q INTERNET 100 INDEX

                                                         BIGSTAR                  NASDAQ STOCK                 CHASE H & Q
                                                   ENTERTAINMENT, INC.            MARKET (U.S.)               INTERNET 100
                                                   -------------------            -------------               ------------
8/3/99                                                   100.00                      100.00                      100.00
12/31/99                                                  95.02                      156.36                      245.13

* $100 invested on 8/3/99 in stock or index -- including reinvestment of dividends -- based upon closing prices. Year ending December 31, 1999.

                                PROPOSAL NO. 2:

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon recommendation of its Audit Committee, has appointed Arthur Andersen LLP as independent public accountants of BigStar for the fiscal year ending December 31, 2000, subject to ratification by the BigStar's stockholders. In making this appointment, the members of the Board and the Audit Committee carefully considered Arthur Andersen LLP's performance for the company, its independence with respect to the services to be performed and its general reputation for adherence to professional audit standards. Arthur Andersen LLP has audited BigStar's financial statements since the company's inception in 1998.

     A representative of Arthur Andersen will be present at the Annual Meeting. The representative will be given the opportunity to make a statement at the Annual Meeting and will be available to respond to appropriate questions. Ratification of the appointment of the independent public accountants requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote.

     Stockholder ratification of the selection of Arthur Andersen LLP as BigStar's independent auditors is not required by the Amended and Restated By-Laws or otherwise. However, the Board of Directors is submitting the selection of Arthur Andersen LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such change would be in the best interests of BigStar and its stockholders.

RECOMMENDATION

     The Board of Directors recommends that the stockholders vote FOR the ratification of appointment of Arthur Andersen LLP as BigStar's independent public accountants for the fiscal year ending December 31, 2000.

                                PROPOSAL NO. 3:

          INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK
                     RESERVED FOR ISSUANCE UNDER BIGSTAR'S
                  AMENDED 1999 STOCK OPTION AND INCENTIVE PLAN

     Pursuant to BigStar's Amended 1999 Stock Option and Incentive Plan (the "1999 Plan"), the maximum aggregate number of shares of common stock reserved for issuance upon the exercise of stock options or the grant of securities is 1,455,000 shares. As of April 26, 2000, options to purchase 1,448,405 shares of common stock had been granted. On January 24, 2000, the Board of Directors approved an amendment to the 1999 Plan increasing the maximum aggregate number of shares of common stock reserved for issuance upon the exercise of stock options or the grant of securities by 1,000,000 to 2,455,000 shares. The text of the proposed amendment to the 1999 Plan is set forth in Appendix A to this proxy statement.

     The proposed amendment to the 1999 Plan will be adopted upon receiving the affirmative vote of holders of a majority of the shares present or represented by proxy at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the amendment to the 1999 Plan. The Board has determined that the amendment to the 1999 Plan is in the best interest of BigStar and its stockholders. The proposed amendment would provide additional shares for grant to officers, directors, consultants and employees of BigStar. The Board believes that grants of stock options are an effective method to attract and retain officers, directors, consultants and employees and that the availability of shares for future grants under the 1999 Plan is important to BigStar's business prospects and operations. The 1999 Plan is administered by the Board of Directors, which has the sole discretion to select the officers, directors, consultants and employees to whom awards are made, to determine the nature and amounts of such awards and to interpret, construe and implement the 1999 Plan.

     The 1999 Plan provides for awards of the following:

     - non-qualified stock options and incentive stock options;

     - stock appreciation rights;

     - restricted stock subject to forfeiture and restrictions on transfer; and

     - performance awards entitling the recipient to receive cash or common stock in the future following the attainment of performance goals determined by the Board of Directors.

RECOMMENDATION

     The Board of Directors recommends that the stockholders vote FOR the increase in the authorized number of shares of common stock reserved for issuance under BigStar's Amended 1999 Stock Option and Incentive Plan by 1,000,000 shares to 2,455,000 shares.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals to be presented at the 2001 annual meeting of stockholders, for inclusion in BigStar's proxy statement and form of proxy relating to that meeting, must be received by BigStar at its offices in New York, New York, addressed to the Secretary, not later than January 1, 2001. Such proposals must comply with BigStar's Amended and Restated Bylaws and the requirements of Regulation 14A of the Securities Exchange Act of 1934.

     In addition, Rule 14a-4 of the 1934 Act governs Securities Exchange Act of 1934 use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to BigStar's 2001 annual meeting, if BigStar is not provided notice of a stockholder proposal prior to April 1, 2000, BigStar will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder requires BigStar's executive officers and directors and persons who own more than ten percent of a registered class of BigStar's equity securities to file certain reports regarding ownership of, and transactions in, BigStar's securities with the Securities and Exchange Commission. Based solely on a review of copies of such reports furnished to BigStar, or written representations that no reports were required, BigStar believes that its executive officers and directors have complied with the Section 16(a) requirements except that Form 4 statements for December 1999 and January 2000 for Mr. D. Jonathan Merriman were filed late. Additionally, the Form 3 statement of Stuart Goldfarb was filed late.

                                 OTHER MATTERS

     At the date of this proxy statement, management was not aware that any matters not referred to in this proxy statement would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

A COPY OF BIGSTAR'S FORM 10-K REPORT FOR FISCAL YEAR 1999, CONTAINING INFORMATION ON OPERATIONS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE UPON REQUEST. PLEASE WRITE TO:

                          BIGSTAR ENTERTAINMENT, INC.
                          19 FULTON STREET, 5TH FLOOR
                         NEW YORK, NEW YORK 10038-2100

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ DAVID LEVITSKY
                                          --------------------------------------
                                          David Levitsky
                                          Secretary

Dated: May 15, 2000

                          BIGSTAR ENTERTAINMENT, INC.
                          19 FULTON STREET, 5th FLOOR
                         NEW YORK, NEW YORK 10038-2100

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David Friedensohn and David Levitsky, as proxies, each with full powers of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock, $0.001 par value, of BigStar Entertainment, Inc., ("BigStar") held of record by the undersigned on April 26, 2000, at the 2000 Annual Meeting of Stockholders of BigStar to be held on June 21, 2000, and at any continuations or adjournments thereof.

This proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting and adjournments thereof in the manner described herein. If no contrary indication is made, the proxy will be voted FOR election of each of BigStar's nominees as a director, FOR the ratification of the appointment of Arthur Andersen LLP as BigStar's independent public accountants for the year ending December 31, 2000, FOR the increase in the authorized number of shares of common stock reserved for issuance under BigStar's Amended 1999 Stock Option and Incentive Plan by 1,000,000 shares to 2,455,000 shares, and in accordance with the judgment of the persons named as proxies herein on any other matters that may properly come before the Meeting.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE


                                                                  -------------
                                                                   SEE REVERSE
                                                                       SIDE
                                                                  -------------

 ___
|   | Please mark your                                       |
| X | votes as in this                                       |
|___| example                                                |_____



This Proxy, when properly executed, will be voted in the                   3. To approve an increase in the authorized number
manner directed herein by the undersigned stockholder. If                     of shares of common stock reserved for issuance
no direction is made, this Proxy will be voted FOR proposals                  upon the exercise of stock options or the grant
1,2 and 3. If other matters properly come before the meeting,                 of securities under BigStar's Amended 1999 Stock
the proxies will vote in accordance with their best judgment.                 Option and Incentive Plan by 1,000,000 shares to
                                                                              2,455,000 shares.

                      FOR all nominees listed    WITHHOLD AUTHORITY to
                      below except as marked     vote for all nominees
                                                                                 For       Against     Abstain
                                                                                 _____       _____      _____
                                                                                |     |     |     |    |     |
                                                                                |     |     |     |    |     |
                                                                                |_____|     |_____|    |_____|
                               ______                     ______
1. Election of                |      |                   |      |
   Directors.                 |      |                   |      |
                              |______|                   |______|




Nominees:  I. Martin Pompadur, Stuart Goldfarb


TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL                                                                 Yes       No
NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME.                       I plan to attend the Annual Meeting.  _____    _____
                                                                                                               |     |  |     |
                                                                                                               |     |  |     |
                                                                                                               |_____|  |_____|
2. Proposal to ratify appointment of Arthur Andersen LLP
  as the independent public accountants of Big Star for                 This Proxy must be signed exactly as your name appears
  the year ending December 31, 2000.                                    hereon. If more than one name appears, all persons so
                                                                        designated should sign. Attorneys, executors,
                                                                        administrators, trustees and guardians should indicate
                                                                        their capacities. If the signer is a corporation, please
                                                                        print full corporate name and indicate capacity of duly
                                                                        authorized officer executing on behalf of the corporation.
                                                                        If the signer is a partnership, please print full
                For       Against     Abstain                           partnership name and indicate capacity of duly authorized
                _____       _____      _____                            person executing on behalf of the partnership.
               |     |     |     |    |     |
               |     |     |     |    |     |                           WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE
               |_____|     |_____|    |_____|_                          COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT
                                                                        PRIOR TO THE MEETING IN THE ENCLOSED ENVELOPE.



SIGNATURE _____________________________________________ DATE _____________


SIGNATURE _____________________________________________ DATE _____________
